Q4 2012 Earnings Conference Call February 5, 2013 Exhibit 99.2

Forward-Looking Statements
SXC and SXCP Q4 2012 Earnings Conference Call

FORWARD-LOOKING STATEMENTS
This slide presentation should be reviewed in conjunction with the Fourth Quarter 2012 earnings releases of SunCoke Energy, Inc. (SunCoke) and
SunCoke Energy Partners, L.P. (Partnership) and the conference call held on February 5 at 10:00 a.m. ET.
Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of
1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke or the
Partnership, in contrast with statements of historical facts, are forward-looking statements.  Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.
Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all.  Moreover, such statements are subject to a number of assumptions, risks and uncertainties.  Many of these risks are beyond the control of
SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements.  Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission (including, in the case of the Partnership, its Form S-1) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.  Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof.  SunCoke and the Partnership do not have any intention or obligation to update publicly any forward-looking statement
(or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.
Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation.
Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SUNCOKE ENERGY, INC. RESULTS 2 SXC and SXCP Q4 2012 Earnings Conference Call

Q4 & FY 2012 Earnings Overview
Near-flawless Middletown startup  and better
results at Indiana Harbor drove performance
for both periods
Sustained solid performance across
cokemaking fleet
Achieved domestic coke Adjusted EBITDA
(1)
per ton of $58 for Q4 ’12 and $57 for FY ‘12
Delivered slightly improved Q4 ‘12 coal
results; FY ‘12 reflects continued challenges
Generated $120 million of free cash flow
(2)
YE 2012 cash balance of nearly $240 million
and virtually undrawn revolver
Adjusted EBITDA
(1)
, EPS, free cash flow
(2)
, and
coke and coal production met or exceeded
2012 guidance
(1)
For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2)
For a definition and reconciliation of free cash flow, please see appendix
SXC and SXCP Q4 2012 Earnings Conference Call
$0.12
$0.87
$0.39
$1.40
Q4 2011   Q4 2012 FY 2011   FY 2012
Earnings Per Share
(diluted)
$30.9
$138.8
$69.7
$265.7
Q4 2011   Q4 2012 FY 2011  FY 2012
Adjusted EBITDA
(1)
(in millions)
Q4 and FY 2012 EPS up significantly
Strengthened liquidity position
Delivered on our 2012 guidance

2012 Accomplishments

SXC and SXCP Q4 2012 Earnings Conference Call
Proved our
Proved our
cokemaking
cokemaking
expertise
expertise
Took action to
Took action to
optimize coal
optimize coal
business
business
Built financial
Built financial
strength and
strength and
flexibility
flexibility
Positioned
Positioned
for
for
future growth
future growth
Executed successful Middletown startup
Improved Indiana Harbor results
Achieved solid operations across entire coke fleet
Delivered positive coal Adjusted EBITDA and cash flow neutral results
Implemented action plan to reduce costs and improve productivity
Achieved 2012 financial targets
Increased liquidity and generated free cash flow
Initiated India entry strategy via VISA SunCoke JV; expect closing in
Q1 2013
Submitted permit application for potential new U.S. coke plant
Executed SunCoke Energy Partners IPO in January 2013

Q4 & FY 2012 Financial Results

(1) Coke Adjusted EBITDA includes Jewell Coke, Other Domestic Coke and International segments.
(2) Coal Adjusted EBITDA includes Coal Mining segment. In Q1 ’12, internal coal transfer price mechanism changed to reflect Jewell Coke contract price; prior year periods adjusted to reflect this change.
(3) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.
SXC and SXCP Q4 2012 Earnings Conference Call
Revenue up 16% and 25% for
Q4‘12 and FY‘12, respectively
Middletown added $43.1
million and $260.3 million
to Qtr and FY, respectively
Adjusted EBITDA
(1)
up 126%
and 91% for Q4‘12 and FY‘12,
respectively
Middletown contributed
$17.9 million and $60.2
million to the increase,
respectively
Favorable prior year
comparison at Indiana
Harbor helped results in
both periods
Delivered EPS of $0.39 for
Q4‘12 and $1.40 for FY‘12
($ in millions)
Q4'12 Q4'11 FY 2012 FY 2011
Q4 2012
vs.
Q4 2011
FY 2012
vs.
FY 2011
Domestic Coke Sales Volumes 1,077 1,003 4,345 3,770 75 575
Coal Sales Volumes 371 363 1,500 1,454 8 46
Revenue $491.4 $424.1 $1,914.1 $1,538.9 $67.3 $375.2
Operating Income $44.3 $11.7 $173.7 $67.5 $32.6 $106.2
Net Income Attributable to
Shareholders
$27.6 $8.0 $98.8 $60.6 $19.6 $38.2
Earnings Per Share $0.39 $0.12 $1.40 $0.87 $0.27 $0.53
Coke Adjusted EBITDA
(1)
$72.7 $41.6 $261.3 $147.6 $31.0 $113.8
Coal Adjusted EBITDA
(2)
$6.0 $2.5 $33.4 $35.5 $3.5 ($2.1)
Corporate/Other ($8.9) ($13.2) ($29.0) ($44.2) $4.2 $15.2
Adjusted EBITDA
(3)
$69.7 $30.9 $265.7 $138.8 $38.8 $126.9

[redacted]

$30.9
$17.9
$15.9
($2.7)
$3.5
$4.2
$69.7

Adjusted EBITDA
(1)
Bridge – Q4 ‘11 to  Q4 ‘12

Fourth quarter’s performance benefited from
Middletown and better Indiana Harbor results
($ in millions)
SXC and SXCP Q4 2012 Earnings Conference Call
•
Favorable net
impact from
finalization of 2011
billing review and
prior year
adjustments
•
Neutral operating
performance
•
Higher costs
related to
planned HRSG
outages at
Granite City and
Haverhill
•
Lower Black
Lung charge
($2.6 million)
•
Lower Black
Lung charge
and
Middletown
startup costs
•
Lower
relocation and
consulting plus
higher segment
allocations
Q4 2011
Adjusted
EBITDA (1)
Middletown Indiana Harbor (2) Coke Business
(excludes Middletown
and Indiana Harbor)
Coal Mining Corporate Q4 2012
Adjusted
EBITDA (1)
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Includes a contract billing adjustment of $7.0 million and an inventory adjustment of $7.3 million in Q4 2011  and a $4.2 million favorable adjustment due to finalization of 2011 billing review in Q4 2012.

SXC and SXCP Q4 2012 Earnings Conference Call

Adjusted EBITDA
(1)
Bridge – FY ‘11 to  FY ‘12
Middletown, Indiana Harbor, solid cokemaking operations and
lower corporate costs drove the year’s performance
($ in millions)
•
Primarily
driven by
strong results
at Granite
City
•
Lower
relocation, no
Middletown
G&A costs
and lower
allocations
$138.8
$265.7
$60.2
$7.4
$32.7
$13.5
$15.2
($2.1)
FY 2011
Adjusted
EBITDA (1)
Middletown Indiana Harbor
(excl. non-
recurring items)(2)
Indiana Harbor
(non-recurring
items) (2)
Coke
Business
(excl. Middletown
& Indiana Harbor)
Coal
Business
Corporate
Costs
FY 2012
Adjusted
EBITDA (1)
Improvement of $40.1 million
•
Favorable comparisons due to
2011 operating challenges and
billing and inventory
adjustments
•
Improved yields and operating
expense recovery in 2012
•
Higher cash
production
costs on coal
production
mix
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Non-recurring items at Indiana Harbor include:  $18.5 million of coke cover costs in Q1 2011;  a contract billing adjustment of $7.0 million and an inventory adjustment of $7.3 million in Q4
     2011;  $2.8 million coke inventory reduction and $1.5 million lower cost or market pad coal adjustment in Q1 2012; and a $4.2 million favorable adjustment due to finalization of 2011 billing review in Q4 2012.

$0.12
$0.53
($0.10)
($0.07)
($0.09)
$0.39

$0.87
$1.73
($0.31)
($0.66)
($0.23)
$1.40

Diluted EPS Bridge

EPS benefited from strong coke business results and
lower corporate costs offset by standalone capital structure
Q4 2011 to Q4 2012
FY 2011 to FY 2012
(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
SXC and SXCP Q4 2012 Earnings Conference Call
Q4 2011 EPS
(Diluted)
Adjusted
EBITDA(1)and
noncontroling
interest income
Depreciation,
Depletion
& Amortization
Financing Costs Taxes Q4 2012 EPS
(Diluted)
2011 EPS
(Diluted)
Adjusted
EBITDA(1) and
noncontrolling
interest income
Depreciation,
Depletion
& Amortization
Financing Costs Taxes 2012 EPS
(Diluted)

1,015
1,068
1,095
1,098
1,081
68
172
290
308
177
142
175
286
291
174
153
177
291
299
176
154
178
297
291
177
153
178
290
294
171

$ 31/ton(2)
$ 51/ton(3)
$ 58/ton
$ 62/ton
$ 58/ton(4)
$32
$55
$63
$70
$62
$21
$40
$50
$56
$53
$11
$15
$13
$14
$9

Domestic Coke Business Summary
(Jewell Coke & Other Domestic Coke)

Domestic Coke Production Domestic Coke Adjusted EBITDA
(1)
Per Ton
(Tons in thousands)
($ in millions, except per ton amounts)
Achieved Adjusted EBITDA per ton of $58 in Q4 ‘12 and $57 for FY ‘12,
solidly within our targeted $55 to $60 per ton range
SXC and SXCP Q4 2012 Earnings Conference Call
(1)
For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations, see appendix.
(2)
Includes Indiana Harbor billing adjustment of $7.0 million and inventory adjustment of $7.3 million.
(3)
Includes a $2.8 million charge related to coke inventory reduction and a $1.5 million lower cost or market adjustment on pad coal inventory at Indiana Harbor and $4.0 million of non-recurring startup costs at Middletown.
(4)
Includes $4.2 million favorable adjustment at Indiana Harbor due to finalization of 2011 billing review.
Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12
Jewell Indiana Harbor Haverhill Granite City Middletown
Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12
Jewell Coke Segment Other Domestic Coke Segment Adjusted EBITDA/ton

Coal Mining Financial Summary
Q4 2012 Adjusted EBITDA up
$3.5 million vs. Q4 2011
•
Benefited from higher average prices
•
Lower Black Lung liability Q4 2012 vs. Q4 2011
Cash production cost per ton
•
Decrease in mix of lower cost hi-vol coal
production resulted in increased cash
production costs vs.. 4Q 2011
•
Jewell underground costs flat to Q3 2012 and
down from Q4 2011 on higher volumes
– $149
(4)
in Q4 2012; $149 in Q3 2012; $151
(3)
in Q4
2011
•
Coal action plan targeting decrease at both
Jewell underground (~$5/ton) and overall
operations (~$15/ton) in 2013 vs. Q4 2012
Approximately cash flow neutral with FY
2012 Adjusted EBITDA of $33.4 million
and cap ex of $34.3 million

Coal Mining Adjusted EBITDA
(1)
and Avg. Sales
Price/Ton
(2)
($ in millions, except per ton amounts)
Coal Sales, Production and Purchases
SXC and SXCP Q4 2012 Earnings Conference Call
$159
$171
$167
$165
$166
$20
$20
$25
$27
$16
$138
$151
$137
$143
$144
-$50
$0
$50
$100
$150
$200
Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12
Coal Adjusted EBITDA Average Sales Price
Coal Adj EBITDA / ton Coal Cash Cost / ton
(3)
(4)
(1)
For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Average Sales Price is weighted avg. price for all sales, including to affiliates and to Jewell Coke.
(3)
Excludes Black Lung liability charge of  $3.4 million and OPEB expense allocation of $1.8 million.
(4)
Excludes Black Lung liability charge of $0.8 million and accrued potential fines and penalties of $1.5 million.
Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12
Coal Sales
363 373 365 392 371
Coal Producton
349 375 401 349 351
Purchased Coal
20 19 4 10 9
Reject Rate (%)
65 68 66 67 66

Liquidity Position

Ended 2012 with strong cash balance and virtually undrawn revolver, providing foundation for future growth
($ in millions)
Accts Receivable:  $21.1m*
Inventories: $29.1m
Accts Payable: $11.9m
Accrued liabilities: $3.5m
* Reflects timing of payment of a $23.7 million receivable due Sunday, September 30, 2012 but paid on Monday, October 1, 2012
SXC and SXCP Q4 2012 Earnings Conference Call
$157.8
$29.0
$23.3
$1.3
$71.2
$239.2
($40.0)
($3.4)
Q3 2012
Cash
Balance
Q4 2012
Net Income
Depreciation,
Depletion &
Amortization
Deferred
Taxes &
Taxes Payable
Changes in
Working
Capital
(excl. Taxes Payable)
Capital
Expenditures
Cash Used
In Financing
Activities
Q4 2012
Cash
Balance
Primary Changes vs.. Q3 2012

SUNCOKE ENERGY PARTNERS, LP RESULTS 12 SXC and SXCP Q4 2012 Earnings Conference Call

Post-IPO Organizational Structure
SXC and SXCP Q4 2012 Earnings Conference Call

SunCoke Energy, Inc.
(NYSE: SXC)
Public Unitholders
Common Units
Haverhill Middletown
35.0%
42.1%
partnership
interest (1)
65.0%
65.0%
35.0%
What Remains at the Parent?
What is in SXCP?
SunCoke
Energy Partners, L.P.
(NYSE: SXCP)
2.0% general partner interest /
incentive distribution rights
+
55.9% partnership interest (1)
(1)
Excludes underwriters’ over-allotment as option will not be exercised.
(2)
Based on SXC and SXCP’s ownership interest in Haverhill and Middletown, respectively.
(3)
2013E Adjusted EBITDA equals SXCP’s 65% interest in Haverhill and Middletown’s Adjusted EBITDA (i.e., 65% of 2013E net income attributable to the controlling and noncontrolling interests plus depreciation expense, interest expense, incremental public partnership expenses, and incremental corporate expenses allocated to the MLP) less incremental corporate expenses allocated to the MLP.
3 U.S. coking facilities with ~2.6 million
tons of annual capacity
35% interest in Haverhill and Middletown
with ~0.6 million tons
(2)
of annual
capacity
Operation of 1 Brazil coking facility with
~1.7 million tons of annual capacity and
international holdings
~114 million tons of high-quality
metallurgical coal reserves
General partner with 2% GP interest and
owner of a 56%  interest in the SXCP
65% interest in Haverhill and
Middletown with ~1.1 million tons
(2)
of annual capacity
$88.3 million in 2013E EBITDA
(3)
$61.4 million in 2013E Distributable
Cash Flow

Strategic Roles of SXC and SXCP

• Grow U.S. & Canada
cokemaking business
• Steel facing  MLP with
advantaged cost of capital
SXC and SXCP Q4 2012 Earnings Conference Call
• Develop new coke projects
• Grow international
business
• Optimize coal
• GP & limited partner
investor in SXCP

SXCP Strengths
SXC and SXCP Q4 2012 Earnings Conference Call

Modern, High
Quality Asset
Base
Stable Cash Flow
from Long-Term
Take-or-Pay
Contracts and
Cost Pass-Thru
Provisions
Strong Sponsor
and Experienced
Management
Team
Contractual
Support from
Sponsor
(Omnibus
Agreement)
Growth
Opportunities
Financial
Flexibility to
Facilitate Growth
SXCP SXCP
Strengths Strengths

ProForma Liquidity & Debt Metrics
SXC and SXCP Q4 2012 Earnings Conference Call

(in millions) SunCoke SXCP Consolidated
Cash Position at 12/31/12 239 $       - $             239 $
Cash Retained From SXCP Offerings
(1)
73 79 152
Total ProForma Cash Position 312 $       79 $          391 $
Revolver Capacity 150 100 250
Total Liquidity 462 $       179 $       641 $
Total Debt
(2)
495 $       150 $       645 $
Total Debt
(2)
/2013E Adjusted EBITDA
(3)
2.8x 1.7x nm
Net Debt
(2)
183 $       150 $       333 $
Net Debt
(2)
/2013E Adjusted EBITDA
(3)
1.0x 1.7x nm
(1)
SunCoke cash retained includes $33M of capital expenditures reimbursement from SXCP and $40M of accounts receivable retained from
Haverhill and Middletown entities prior to contribution to SXCP; SXCP cash retained includes $67M and $12M for pre-funding of environmental remediation and sales discounts obligations and assumes $40M of cash retained is used to fund replenishment of working capital.
(2)
SunCoke total debt equal to $720 million balance outstanding at 12/31/12 less $225 million term loan repayment completed in conjunction with
SXCP IPO.  SXCP total debt equal to $150 million from senior notes offering completed in conjunction with IPO. Net Debt is equal to Total Debt less Total ProForma cash (excluding cash retained for prefunding of obligations at SXCP).
(3)
SunCoke 2013E Adjusted EBITDA based on mid-point of 2013E guidance range of $165 to $190 million ($177.5 million for Adjusted EBITDA attributable to SXC).  SXCP 2013E Adjusted EBITDA  based on $88.3 million forecast.
nm – Not meaningful
For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.

SXCP Q4  2012 Financial Results

Q4 2012 Adjusted EBITDA and Distribution Coverage
in-line with 2013E forecast
SXC and SXCP Q4 2012 Earnings Conference Call
•
Q4‘12 annualized
performance $87.2m exceeds
2013E forecast of $85.8m
($88.3m less $2.5m in public
partnership expenses) in SXCP
prospectus
•
Q4‘12 ongoing cap ex higher
than expected run rate due to
timing ($5.4m vs. $3.5m run
rate)
•
Normalizing for 2013E, run
rate ongoing cap ex:
•
Proforma DCF = $16.1m
•
Proforma Distribution
Coverage: 1.22x
($ in millions except where noted) Q4 2012
Coke Production (in '000s of tons) 443
Coke Sales Volumes (in '000s of tons) 440
Financial Results:
Revenues 186.2 $
Operating Income 24.8
Net Income 15.3
Profitability Measures:
ProForma* Adjusted EBITDA attributable to SXCP
(1)
21.8 $
ProForma* Adjusted EBITDA per ton attributable to SXCP
(1)
76.31 $
Distributable Cash Flow
ProForma* Distributable Cash Flow (1) 14.9 $
Minimum Quarterly Cash Distribution 13.2 $
ProForma* Distribution Coverage Ratio 1.13x
(1)
For a definition of SXCP’s Adjusted EBITDA and SXCP’s Adjusted EBITDA/Ton and Distributable Cash Flow and related reconciliations,  see  appendix.
*  ProForma for SXCP IPO including changes  to capital structure , corporate overhead allocations and public partnership expenses.

Pro Forma Common Unit Coverage
18 SXC and SXCP Q4 2012 Earnings Conference Call
12 Months Ending
($ and units in millions, except per unit data) December 31, 2013
Adjusted EBITDA attributable to SXCP
(1)
$88.3
Less:
Cash interest ($150 million senior notes @ 7.375% plus $0.5 million revolver commitment fee) 11.6
Accrual for replacement capital expenditures 3.7
Ongoing capital expenditures (65% share of Haverhill and Middletown attributable to SXCP) 9.1
Public partnership expense 2.5
Estimated Distributable Cash Flow $61.4
Excess distributable cash flow available for distribution 8.5
Total estimated annual distributions $52.9
Minimum annual distribution per unit $1.65
Units Percentage Total
Annual distributions to
Public common units 13.5 42.1% $22.3
Parent's common units 2.2 6.9% 3.6
Subordinated units 15.7 49.0% 25.9
General partner units 0.6 2.0% 1.1
Total 32.1 100.0% $52.9
Total unit coverage ratio
(2)
1.16x
Common unit coverage ratio
(3)
2.32x
(1)
Adjusted EBITDA equals SXCP’s 65% interest in Haverhill and Middletown’s Adjusted EBITDA  (i.e., 65% net income attributable to the controlling and noncontrolling interests plus depreciation expense, interest expense, incremental public partnership expenses, and incremental corporate expenses allocated to the MLP) less the $2.4 million of incremental corporate expenses allocated to the MLP.
(2)
Total unit coverage ratio calculated as cash available for distribution of $61.4 million divided by total distributions at the minimum distribution rate of $52.9 million.
(3)
Common unit coverage ratio calculated as cash available for distribution of $61.4 million divided by the sum of the total distributions at the minimum distribution rate to public common units of $22.3 million, Parent’s common units of $3.6 million, and 50% of general partner units, or $0.5 million.

2013 GUIDANCE 19 SXC and SXCP Q4 2012 Earnings Conference Call

$266
$205-$230
$0-$10
$0 - $10
($35-$50)
($5-$10)
FY 2012
Adjusted
EBITDA (1)
Domestic
Coke Business
(Jewell & Other
Domestic Coke)
International Coke Coal Mining Corporate
Costs
2013E Adjusted
EBITDA (1)
SXC: 2013 Adjusted EBITDA
(1)
Outlook

Estimated 2013 results to be impacted by weak coal business, partly offset by continued solid coke operations and VISA SunCoke JV
($ in millions)
(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
SXC and SXCP Q4 2012 Earnings Conference Call

EPS outlook reflects lower 2013E Adjusted EBITDA
(1),
accelerated
depreciation due to refurbishments and public ownership of SXCP
$1.40
$0.60-
$0.85
$0.30-
$0.55
$0.09-
$0.20
~$0.10
($0.45-
$0.80)
~($0.07)
~($0.14)
~($0.08)
~($0.30)
FY 2012 EPS
(Diluted)
2013E EBITDA 2013E
Depreciation,
Depletion &
Amortization
2013E Indiana
Harbor
Accelerated
Depreciation
2013E
Income Taxes
2013E EPS
(Consolidated)
2013E
Incremental
Interest
Expense
2013E EPS
Impact of
SXCP Public
Unitholders
(before tax)
2013E Income
Tax Impact of
SXCP
Public
Unitholders
2013E EPS
Attributable
to SXC
(Diluted)
(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
SXC and SXCP Q4 2012 Earnings Conference Call
SXC: 2013 Diluted Earnings Per Share Outlook

SXC: 2013 Guidance Summary
Metric
Original 2013
Guidance
Revised Guidance:
2013 Post SXCP IPO
Adjusted EBITDA
(1)
Consolidated
Attributable to SXC Shareholders
$205 – $230 million
N/A
$205 – $230 million
$165 – $190 million
EPS Attributable to SXC Shareholders
(diluted)
$0.60 - $0.85 $0.30 – $0.55
Cash Flow from Operations ~$140 million ~$140 million
(3)
Capital Expenditures and
Investments
(2)
~ $200 million ~ $200 million
Effective Tax Rate 17% - 22% 7% – 14%
Cash Tax Rate 17% - 22% 12% – 20%
Domestic Coke Production 4.3+ million tons 4.3+ million tons
Coal Production ~ 1.4 million tons ~ 1.4 million tons

(1) For a reconciliation of 2013E Adjusted EBITDA, please see reconciliation on slide 31.
(2) See appendix for details
(3) Includes  ~$39 million of sales discounts payable to customers of which ~$12million is pre-funded at SXCP with IPO proceeds
SXC and SXCP Q4 2012 Earnings Conference Call

2013 Priorities

SXC and SXCP Q4 2012 Earnings Conference Call
Operational Excellence
Operational Excellence
Grow The Coke
Grow The Coke
Business
Business
Strategically Optimize
Strategically Optimize
Assets
Assets
• Sustain momentum at coke
facilities
• Execute Indiana Harbor Plan
• Execute refurbishment
• Resolve NOV
• Renew coke contract
with return on
refurbishment capital
• Implement environmental
project at Haverhill and
Granite City
• Execute coal mining action
plan to decrease cash cost
• Maintain top quartile safety
performance
• Domestic
• Obtain permit for next
potential U.S. facility
• Identify and pursue
strategic acquisition
opportunities in the U.S.
and Canada
• Evaluate adjacent business
lines to extend growth
opportunities
• International
• Close VISA SunCoke joint
venture transaction
• Identify potential follow-on
opportunities in India
• SXCP
• Achieve smooth launch,
governance and
operation of SXCP
• Coal
• Reposition mining
operations for near-term
weakness and long-term
strategic flexibility
• Efficient Capital Allocation
• Put SXC & SXCP balance
sheets to work

QUESTIONS 24 SXC and SXCP Q4 2012 Earnings Conference Call

www.suncoke.com Investor Relations: 630-824-1907

APPENDIX 26 SXC and SXCP Q4 2012 Earnings Conference Call

• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to equity earnings in our unconsolidated affiliates. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing
Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our unconsolidated affiliates.  EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Adjusted
EBITDA does not represent and should not be considered as an alternative to net income as determined by GAAP, and calculations thereof may not be comparable to those reported by other companies. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP and should not be considered a substitute for net (loss) income as determined in accordance with GAAP.
• Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.
• Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold. When applicable to Adjusted EBITDA attributable to
SXC or SXCP, tons sold are prorated according to the respective ownership interest of SXC or SXCP as applicable.
• Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-controlling interests. Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash. Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.
Definitions
SXC and SXCP Q4 2012 Earnings Conference Call

• Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, on-going capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests.  Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of the Partnership's financial statements, such as industry analysts, investors, lenders, and rating agencies, use to assess:
• the Partnership's operating performance as compared to other publicly traded partnerships, without regard to historical cost basis;
• the ability of the Partnership's assets to generate sufficient cash flow to make distributions to the Partnership's unitholders;
• the Partnership's ability to incur and service debt and fund capital expenditures; and
• the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
The Partnership believes that Distributable Cash Flow provides useful information to investors in assessing the Partnership's financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities.
Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, the Partnership's definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Definitions
SXC and SXCP Q4 2012 Earnings Conference Call

Reconciliations

SXC and SXCP Q4 2012 Earnings Conference Call
$ in millions
FY  2012 Q4  2012 Q3  2012 Q2  2012 Q1  2012 FY  2011 Q4  2011 Q3  2011 Q2  2011 Q1  2011
Net Income 102.5 29.0 32.9 24.0 16.6 58.9 7.5 21.6 24.1 5.7
Subtract: Depreciation, depletion
and amortization (80.8) (23.3) (18.9) (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0)
Subtract: Financing expense, net (47.8) (11.8) (12.2) (11.8) (12.0) (1.4) (7.1) (3.3) 4.5 4.5
Subtract: Income Tax (23.4) (3.5) (7.6) (7.0) (5.3) (7.2) 2.9 (5.1) (1.9) (3.1)
EBITDA 254.5 67.6 71.6 63.0 52.3 125.9 27.7 44.7 36.2 17.3
Add: Sales Discount 11.2 2.1 2.1 3.8 3.2 12.9 3.2 3.5 3.1 3.1
Add: Adjustment to
unconsolidated affiliate earnings - - - - - - - - - -
Adjusted EBITDA 265.7 69.7 73.7 66.8 55.5 138.8 30.9 48.2 39.3 20.4
Adjusted EBITDA attributable to
non controlling interests (3.0) (1.5) (1.1) (0.9) 0.5 4.0 0.8 (2.7) (0.9) 6.8
Adjusted EBITDA attributable to
SXC 262.7 68.2 72.6 65.9 56.0 142.8 31.7 45.5 38.4 27.2
Reconciliations from Net Income to Adjusted EBITDA

$ in millions, except per ton data
Jewell
Coke
Other
Domestic
Coke
International
Coke
Jewell
Coal Corporate Combined
Domestic
Coke
FY 2012
Adjusted EBITDA 50.5             198.9           11.9                33.4             (29.0)            265.7           249.4
Sales Volume (thousands of tons) 710              3,635           1,209              1,500           4,345
Adjusted EBITDA per Ton 71.1             54.7             9.8                  22.3             57.4
Q4 2012
Adjusted EBITDA 9.4              53.0             10.2                6.0              (8.9)             69.7             62.4
Sales Volume (thousands of tons) 170              907              239                 370              1,077
Adjusted EBITDA per Ton 55.3             58.4             42.7                16.2             57.9
Q3 2012
Adjusted EBITDA 13.6             56.2             0.9                  10.7             (7.7)             73.7             69.8
Sales Volume (thousands of tons) 183              933              310                 392              1,116
Adjusted EBITDA per Ton 74.3             60.2             2.9                  27.3             62.5
Q2 2012
Adjusted EBITDA 12.5             49.9             0.7                  9.3              (5.6)             66.8             62.4
Sales Volume (thousands of tons) 170              904              302                 365              1,074
Adjusted EBITDA per Ton 73.5             55.2             2.3                  25.5             58.1
Q1 2012
Adjusted EBITDA 15.0             39.8             0.1                  7.4              (6.8)             55.5             54.8
Sales Volume (thousands of tons) 186              892              358                 373              1,078
Adjusted EBITDA per Ton 80.6             44.6             0.3                  19.8             50.8
Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton
Reconciliations

SXC and SXCP Q4 2012 Earnings Conference Call

Reconciliations

SXC and SXCP Q4 2012 Earnings Conference Call
$ in millions, except per ton data
Jewell
Coke
Other
Domestic
Coke
International
Coke
Jewell
Coal Corporate Combined
Domestic
Coke
FY 2011
Adjusted EBITDA 46.1             87.7             13.7                35.5             (44.2)            138.8           133.8
Sales Volume (thousands of tons) 702              3,068           1,442              1,454           3,770
Adjusted EBITDA per Ton 65.7             28.6             9.5                  24.4             35.5
Q4 2011
Adjusted EBITDA 10.6             20.8             10.2                2.5              (13.2)            30.9             31.4
Sales Volume (thousands of tons) 166              837              295                 363              1,003
Adjusted EBITDA per Ton 63.9             24.9             34.6                6.9              31.3
Q3 2011
Adjusted EBITDA 13.9             37.7             1.7                  9.2              (14.3)            48.2             51.6
Sales Volume (thousands of tons) 191              777              373                 371              968
Adjusted EBITDA per Ton 72.8             48.5             4.6                  24.8             53.3
Q2 2011
Adjusted EBITDA 10.6             26.9             0.8                  11.5             (10.5)            39.3             37.5
Sales Volume (thousands of tons) 170              757              412                 334              927
Adjusted EBITDA per Ton 62.4             35.5             1.9                  34.4             40.5
Q1 2011
Adjusted EBITDA 11.0             2.3              1.0                  12.3             (6.2)             20.4             13.3
Sales Volume (thousands of tons) 175              697              362                 386              872
Adjusted EBITDA per Ton 62.9             3.3              2.8                  31.9             15.3
Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton

2012 Guidance and Results
Metric
Initial 2012
Guidance
(as of February 2, 2012)
2012 Actual
Adjusted EBITDA
(1)
$250 – $280 million $265.7 million
EPS (assuming a 22% tax rate)
$1.30 – $1.65 $1.40
Capital Expenditures
& Investments
~ $150 million $84.1 million
Free Cash Flow
(2)
$50+ million $120 million
Cash Tax Rate 10% – 15% 5.0%
Effective Tax Rate 20% – 24% 18.6%
Corporate Costs $30 - $35 million $29 million
Coke Production 4.0 - 4.2 million tons 4.34 million tons
Coal Production ~ 1.8 million tons 1.48 million tons

(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2) For a definition of Free Cash Flow and reconciliation, please see the appendix.

2012 Free Cash Flow Reconciliation

(in millions) FY 2012
Cash from operations $206.1
Less cash used for investing activities (84.1)
Less payments to non controlling interest (2.3)
Free Cash Flow $119.7
2012 Free Cash Flow Reconciliation
SXC and SXCP Q4 2012 Earnings Conference Call

(in millions)
       2013E
       Low
       2013E
       High
Net Income $43 $60
Depreciation, Depletion and Amortization 97 95
Total financing costs, net 55 55
Income tax expense 3 10
EBITDA
$198 $220
Sales discounts 7 7
Adjustment to unconsolidated affiliate earnings – 3
Adjusted EBITDA
$205 $230
EBITDA attributable to noncontrolling interests (40) (40)
Adjusted EBITDA attributable to SXC
$165 $190
2013E Net Income to Adjusted EBITDA Reconciliation
Expected 2013E EBITDA Reconciliation

SXC and SXCP Q4 2012 Earnings Conference Call
(1) Represents SXC share of India JV interest, taxes and depreciation expense
(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and to DTE’s interest in Indiana Harbor
(1)
(2)

2013E Capital Expenditures and Investments
SXC and SXCP Q4 2012 Earnings Conference Call

($ in millions)
SXC SXCP
Consolidated
On-Going
Approx.
$49 $9 $58
Environmental
Remediation
Approx.
-           $15 $15
Expansion
Approx.
60            -           60
Total CapEx
Approx.
$109 $24 $133
Investments
Approx.
$67 -           $67
Total CapEx &
Investments
Approx.
$176 $24 $200
For Year Ended December 31, 2013
•
Expansion includes approx.
$60m  for Indiana Harbor
Refurbishment
•
SXCP expenditures prefunded
from IPO proceeds
•
To fund investment in
India JV (Visa SunCoke)
•
SXC includes approximately
$25m coke and $24m coal
•
SXCP includes 65% of $14m
expected at Haverhill and
Middletown

SXCP – Adjusted EBITDA and Distributable Cash Flow
Reconciliations, ProForma for SXCP IPO
SXC and SXCP Q4 2012 Earnings Conference Call

($ in Millions) 2012
Net Income 15.3 $
Add: Income Taxes 7.0
Add: Interest Expense (1) 2.5
Add: Depreciation, depletion and amortization 8.8
Add: Sales discounts -
Add: ProForma adjustment for allocated corporate and public partnership expenses (2) 0.6
Adjusted EBITDA 34.2 $
Subtract: ProForma cash interest (3) (2.9)
Subtract: On-going capital expenditures (5.4)
Subtract: ProForma accrual for replacement capital expenditures (4) (0.9)
Subtract: ProForma cash distribution to Sponsor (5) (10.1)
ProForma Distributable Cash Flow 14.9 $
Minimum Quarterly Cash Distribution 13.2
ProForma Distribution Coverage Ratio 1.13x
Adjusted EBITDA 34.2 $
Subtract: ProForma Adjusted EBITDA attributable to Sponsor (6) (12.4)
ProForma Adjusted EBITDA attributable to SXCP 21.8 $
For the three
months ended
December 31,
(1)
Reflects Predecessor entity accounting and includes $225 million of Term B debt assumed from parent at ~4.0 percent interest
(2)
Reflects $1.8 million reduction in SG&A due to discontinuation of Predecessor carve-out accounting allocations, less $0.6 million quarterly proration of expected allocated corporate expenses from parent (~$2.4 million annually), less $0.6 million quarterly proration of expected public partnership expenses (~$2.5 million annually)
(3)
ProForma cash interest for $150 million senior notes at 7.375% and revolver commitment fee in conjunction with SXCP IPO.
(4)
Reflects accrual to fund  SXCP share of estimated cost to replace or rebuild its facilities at the end of their working lives.
(5)
Represents distributions from Haverhill and Middletown to SXC for its 35% direct interest in those entities. The distribution is determined prior to certain costs incurred by SXCP and not by Haverhill and Middletown, including cash interest expense, accrual for replacement capital and SG&A incurred by or allocated directly to the
Partnership.
(6)
Represents Adjusted EBITDA attributable to SXC’s 35% interest in Haverhill and Middletown and is calculated before the quarterly portion of incremental allocated corporate expenses ($2.4 million per year) and incremental public partnership expenses ($2.5 million per year) SXCP expects to incur in 2013.